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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in this Amendment No. 2 to the Registration Statement on Form SB-2 of our report dated February 18, 2003, relating to the financial statements of Ener1 Technologies, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.






                                                     /S/ KAUFMAN, ROSSIN & CO.
                                                     KAUFMAN, ROSSIN & CO.





Miami, Florida
July 2, 2003